UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 30, 2021 (April 29, 2021)

CITRINE GLOBAL, CORP.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-55680	68-0080601
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2 Jabotinsky St., Atrium Tower, Ramat Gan, Tel Aviv District, Israel	5250501
(Address of Principal Executive Offices)	(Area Code)

+ (972) 73 7600341

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
-	-	-

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 29, 2021, David Kretzmer was appointed as a member of the Board of Directors, or the Board, of Citrine Global, Corp., or the Company, by the existing Board, and the number of Board members was expanded to five, with such expansion of the Board and appointment to take effect immediately.

Mr. Kretzmer is an experienced international commercial lawyer and litigator with the ability to advise clients as to multi-jurisdictional, multi-language and multi-cultural transactions and disputes. Mr. Kretzmer began his legal career with Edward Nathan Friedland Mansel and Lewis, a  premier law firm in Johannesburg, South Africa, where he served as an attorney. He has since had a wide-ranging legal career in New York, Israel, and South Africa, with extensive legal and corporate experience in Europe and Great Britain. David has represented foreign investors in complex investment transactions and various forms of international dispute resolution. David also has served as arbitrator or mediator in such disputes. From 1995 through 2000, David served as a consultant to a New York-based brokerage firm structuring private placements and initial public offerings in the technology and life science industry, involving Israeli, American, European, and South African companies. From 2012 through 2014, David was a United Nations representative of the NGO, the International Association of Jewish Lawyers and Jurists, in New York and Geneva. David was licensed to practice law in New York in 2004, he was admitted to practice as an Advocate in Israel in 1981 and has been licensed to practice in South Africa since 1977. He has practiced law in New York, South Africa, and Israel and from 2004 to the present, serves as senior partner in the law firm of Kretzmer and Associates PLLC in New York and from 1996 as the senior partner in the law firm Kretzmer and Associates in Tel Aviv. David has more than 35 years of experience in international litigation and transactions and has concentrated on commercial law, property development and syndication, real estate law, corporate law, contracts, international trade, securities brokerage, investment banking, corporate restructuring, and corporate development. He also has extensive experience in structuring trusts for high net worth families and individuals and establishing and managing development stage companies.

Except as otherwise set forth herein, there is no arrangement or understanding between Mr. Kretzmer and any other person pursuant to which he was elected as a director, and there are no transactions in which Mr. Kretzmer has an interest requiring disclosure under Item 404(a) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Citrine Global, Corp.

		By:	/s/ Ora Elharar Soffer
		Name:	Ora Elharar Soffer
		Title:	Chairperson of the Board and CEO

Date:	April 30, 2021